Exhibit 99.1

(NYSE Listed: PPO) First Quarter 2012 Supplemental Financial Information

These materials include "forward-looking statements." All statements other than statements of historical facts included in these materials that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements including, in particular, the statements about Polypore International's plans, objectives, strategies and prospects regarding, among other things, the financial condition, results of operations and business of Polypore International and its subsidiaries. We have identified some of these forward-looking statements with words like "believe," "may," "will," "should," "expect," "intend," "plan," "predict," "anticipate," "estimate" or "continue" and other words and terms of similar meaning. These forward-looking statements are based on current expectations about future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Many factors mentioned in our discussion in these materials will be important in determining future results. Although we believe that the expectations reflected in our forward-looking statements are reasonable, we do not know whether our expectations will prove correct. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties, including with respect to Polypore International, the following, among other things: the highly competitive nature of the markets in which we sell our products; the failure to continue to develop innovative products; the loss of our customers; the vertical integration by our customers of the production of our products into their own manufacturing process; increases in prices for raw materials or the loss of key supplier contracts; our substantial indebtedness; interest rate risk related to our variable rate indebtedness; our inability to generate cash; restrictions related to the senior secured credit agreement; employee slowdowns, strikes or similar actions; product liability claims exposure; risks in connection with our operations outside the United States, including compliance with applicable anti-corruption laws; the incurrence of substantial costs to comply with, or as a result of violations of, or liabilities under environmental laws; the failure to protect our intellectual property; the loss of senior management; the incurrence of additional debt, contingent liabilities and expenses in connection with future acquisitions; the failure to effectively integrate newly acquired operations; the absence of expected returns from the intangible assets we have recorded; the adverse impact from legal proceedings on our financial condition; and natural disasters, epidemics, terrorist acts and other events beyond our control. Because our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements, we cannot give any assurance that any of the events anticipated by the forward-looking statements will occur or, if any of them do, what impact they will have on Polypore International's results of operations and financial condition. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of these materials. We do not undertake any obligation to update these forward-looking statements in these materials to reflect new information, future events or otherwise, except as may be required under federal securities laws. Safe Harbor Statement 2

3 First Quarter Adjusted Results (1) (1) The adjusted results on this page represent non-GAAP financial information. Refer to Exhibits A and B for reconciliation from GAAP results to adjusted results. (unaudited) (in millions, except net income per share) Adjusted Adjusted March 31, April 2, 2012 2011 Net sales 173.7 $ 185.7 $ Cost of goods sold 102.6 106.2 Gross profit 71.1 79.5 Gross profit margin 40.9% 42.8% Selling, general and administrative expenses 29.1 29.3 Operating income 42.0 50.2 Operating income margin 24.2% 27.0% Interest expense and other, net 8.6 8.8 Income before income taxes 33.4 41.4 Income taxes 11.1 13.5 Net income 22.3 $ 27.9 $ Net income per share - diluted 0.47 $ 0.60 $ Weighted average shares outstanding - diluted 47.2 46.8 Three Months Ended

Segment Results (unaudited, in millions) Sales March 31, 2012 April 2, 2011 Change Energy storage Electronics 42.4 $ 42.1 $0.7% Three Months Ended and EDVs Transportation and industrial 86.2 94.5 (8.8%) Total 128.6 136.6 (5.9%) Separations media Healthcare 27.5 30.5 (9.8%) Filtration and specialty 17.6 18.6 (5.4%) Total 45.1 49.1 (8.1%) Total 173.7 $ 185.7 $ (6.5%) Segment Operating Income (1) Electronics and EDVs - $ 16.8 $ 18.4 $ (8.7%) % sales 39.6% 43.7% Transportation and industrial - $ 20.0 25.8 (22.5%) % 23 2% 27 3% sales Separations media - $ 13.9 16.4 (15.2%) % sales 30.8% 33.4% Corporate and other - $ (8.7) (10.4) 16.3% % (5 0%) (5 6%) sales Segment operating income 42.0 $ 50.2 $ (16.3%) Segment operating income % 24.2% 27.0% 4 (1) See Exhibit D for a reconciliation of Segment Operating Income to Income Before Income Taxes.

5 EXHIBITS

6 Exhibit A First Quarter 2012 Results Please see Exhibit C for description of adjustments. (unaudited) Three Months Ended March 31, 2012  (in millions, except net income per share) Reported Adjustments Adjusted Net sales 173.7 $ - $ $ 173.7  Cost of goods sold 102.7 (0.1) a 102.6  Gross profit Selling, general and administrative expenses 71.0 0.1 33.9 (4.8) b,c,d,g 71.1 29.1 Operating income 37.1 4.9 42.0  Other (income) expense: Interest expense, net 8.8 - 8.8 Foreign currency and other 0.4 (0.6) e (0.2)  9.2 (0.6) 8.6  Income before income taxes 27.9 5.5 33.4  Income taxes 9.1 2.0 f 11.1 Net income 18.8 $ 3.5 $ $ 22.3 Net income per share - diluted 0.40 $ 0.07 $ $ 0.47 Weighted average shares outstanding - diluted 47.2 47.2

7 Exhibit B First Quarter 2011 Results Please see Exhibit C for description of adjustments. (unaudited) (in millions, except net income per share) Three Months Ended April 2, 2011 Reported Adjustments Adjusted Net sales 185.7 $ - $ $ 185.7 Cost of goods sold 106.2 - a,g 106.2 Gross profit Selling, general and administrative expenses 79.5 - 30.6 (1.3) c,d 79.5 29.3 Operating income 48.9 1.3 50.2 Other (income) expense: Interest expense, net 8.9 - 8.9 Foreign currency and other 1.6 (1.7) e (0.1) 10.5 (1.7) 8.8 Income before income taxes 38.4 3.0 41.4 Income taxes 12.7 0.8 f 13.5 Net income 25.7 $ 2.2 $ $ 27.9 Net income per share - diluted 0.55 $ 0.05 $ $ 0.60 Weighted average shares outstanding - diluted 46.8 46.8

8 Exhibit C Description of adjustments Three Months Ended March 31, 2012 April 2, 2011 a Loss on disposal of property, plant and equipment included in cost of goods sold. (0.1) $ (0.2) $ b Loss on disposal of property, plant and equipment included in selling, general and administrative expenses. (0.2) - c FTC-related costs incurred due to the ongoing litigation concerning the acquisition of Microporous. (0.2) (0.3) d Stock-based compensation. (4.3) (1.0) e Foreign currency loss. (0.6) (1.7) f Impact of adjustments on income taxes. 2.0 0.8 g Other non-cash or non-recurring items. (0.1) 0.2

Exhibit D Reconciliation of Segment Operating Income Reconciliation of Segment Operating Income to Income Before Income Taxes (unaudited, in millions) March 31, 2012 April 2, 2011 Operating income: Electronics Three Months Ended and EDVs 16.8$ 18.4$ Transportation and industrial 20.0 25.8 Energy storage 36.8 44.2 Separations media 13.9 16.4 Corporate and other (8.7) (10.4) Segment operating income 42.0 50.2 Stock-based compensation 4.3 1.0 Non-recurring and other costs 0.6 0.3 Total operating income 37.1 48.9 Reconciling items: Interest expense, net 8.8 8.9 Foreign currency and other 0.4 1.6 Income before income taxes 27.9 $ 38.4 $ 9